UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or vised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                          Other Events.

On May 26, 2017, Avadel Pharmaceuticals plc (the "Company") furnished to the holders of its ordinary shares and American Depositary Shares (ADSs) the notice of the Company's 2017 annual general meeting of shareholders to be held on June 28, 2017 (the "Meeting"), together with (i) the proxy statement relating to the matters to be considered at the Meeting and containing certain other information, (ii) either a proxy card (for use by holders of the Company's ordinary shares) or a voting instruction card (for use by holders of the Company's ADSs), as applicable, and (iii) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  The aforementioned proxy materials were furnished under cover of a letter, a copy of which is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

99.1	Cover letter to proxy materials for the Avadel Pharmaceuticals plc 2017 annual general meeting of shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: May 26, 2017

Exhibit Index

99.1	Cover letter to proxy materials for the Avadel Pharmaceuticals plc 2017 annual general meeting of shareholders.